EXHIBIT 99.4

TRIBUTE PHARMA CANADA INC.

CONDENSED INTERIM FINANCIAL STATEMENTS

For the interim three month and sixth month periods ended September 30, 2011
(Unaudited)
(Expressed in Canadian dollars)

TRIBUTE PHARMA CANADA INC.

CONDENSED INTERIM FINANCIAL STATEMENTS

September 30, 2011

TRIBUTE PHARMA CANADA INC.
CONDENSED INTERIM STATEMENTS OF FINANCIAL POSITION
(Unaudited)
(Expressed in Canadian dollars)

	September 30,	March 30,
	2011 $	2011 $
ASSETS
CURRENT ASSETS
Bank	-	359,336
Accounts receivable (Note 10)	566,949	657,846
Government sales taxes recoverable	48,771	8,855
Total current assets	615,720	1,026,037
Due from related companies (Note 5)	629,341	376,400
TOTAL ASSETS	1,245,061	1,402,437
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Bank Indebtedness	16,794	-
Accounts payable and accrued liabilities	1,589,711	1,339,083
Corporation taxes payable	-	857
Total current liabilities	1,606,505	1,339,940

SHAREHOLDERS’ EQUITY
Share capital
Issued: 2 common shares	57,001	57,001
Retained earnings	(418,445)	5,496
Total shareholders’ equity	(361,444)	62,497
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	1,245,061	1,402,437
Commitments and contingencies (Note 8)

See accompanying notes to the condensed interim financial statements.

TRIBUTE PHARMA CANADA INC.
CONDENSED INTERIM STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(Expressed in Canadian dollars)

	For the	For the	For the	For the
	Three month	Three month	Six month	Six month
	period ended	period ended	period ended	period ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
	$	$	$	$
REVENUES
Sales, net (Note 9)	2,006,964	1,955,468	3,816,240	3,889,536

COST OF SALES
Purchases	1,395,973	1,434,667	2,919,737	3,028,803
Freight and shipping costs	4,576	3,113	8,077	7,862
Warehouse and quality assurance services	27,714	20,323	52,621	38,573

	1,428,263	1,458,103	2,980,435	3,075,238

GROSS MARGIN	578,701	497,365	835,805	814,298

EXPENSES
Advertising and promotion	210,643	187,634	338,878	259,320
Bank charges	1,293	783	2,758	5,762
Consulting fees (Note 7)	325,596	293,639	594,402	466,400
Dues and fees	8,789	11,290	11,589	14,873
Insurance	17,300	18,857	21,336	14,204
Occupancy costs (Note 7)	8,010	7,326	15,476	14,970
Office expense	5,372	1,293	9,769	8,927
Professional fees	53,167	4,636	47,088	10,036
Sales meetings and travel expense	57,028	53,564	72,200	55,161
Telephone	6,209	3,930	9,356	8,383
Travel and vehicle	5,577	2,398	5,594	4,193

	698,984	585,350	1,128,446	862,229

LOSS, before income taxes	(120,283)	(87,985)	(292,641)	(47,931)
Provision for income taxes	-	(26,616)	-	(26,616)
NET LOSS AND COMPREHENSIVE LOSS,
for the period	(120,283)	(114,601)	(292,641)	(74,547)

See accompanying notes to the condensed interim financial statements.

TRIBUTE PHARMA CANADA INC.
CONDENSED INTERIM STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
(Unaudited)
(Expressed in Canadian dollars)

SHARE CAPITAL
Common Shares
Balance March 31, 2010, September 30, 2010,	57,001
March 31, 2011, and September 30, 2011

RETAINED EARNINGS
Balance, March 31, 2010	173,595
Net loss for the period	(74,547)
Dividends paid	(60,000)
Balance, September 30, 2010	39,048
Total shareholder’s equity as at September 30, 2010	96,049

Balance, March 31, 2011	5,496
Net loss for the period	(292,641)
Dividends paid	(131,300)
Balance, September 30, 2011	(418,445)
Total shareholder’s equity as at September 30, 2011	(361,444)

See accompanying notes to the condensed interim financial statements.

TRIBUTE PHARMA CANADA INC.
CONDENSED INTERIM STATEMENTS OF CASH FLOWS
(Unaudited)
(Expressed in Canadian dollars)

	For the six month	For the six month
	period ended	period ended
	September 30,	September 30,
	2011 $	2010 $
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	(292,641)	(74,547)
Income taxes paid	(857)	(53,148)
Net change in non-cash working capital balances:
Decrease (increase) in accounts receivable	90,897	(115,370)
(Increase) in government sales taxes recoverable	(39,916)	(63,687)
Increase in accounts payable and accrued liabilities	250,628	19,104
	8,111	(287,648)
CASH FLOWS FROM INVESTING ACTIVITIES
Net change in advance to related companies	(252,941)	(68,700)
CASH FLOWS FROM FINANCING ACTIVITIES
Dividends declared	(131,300)	(60,000)
	(131,300)	(60,000)
(DECREASE) IN CASH, for the period	(376,130)	(416,348)
Cash, beginning of the period	359,336	919,914
(Bank indebtedness) CASH, end of the period	$(16,794)	$503,566

See accompanying notes to the condensed interim financial statements.

TRIBUTE PHARMA CANADA INC.

NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS

(Unaudited)
(Expressed in Canadian dollars)
September 30, 2011

1.           DESCRIPTION OF BUSINESS

Tribute Pharma Canada Inc. (the “Company”) is a private company domiciled in Canada and was incorporated in Ontario on April 17, 2008. The Company is in the business of development, marketing and distribution services for pharmaceutical products. The registered office of the Company is 151 Steeles Avenue East, Milton, Ontario, L9T 1Y1.

2.           BASIS OF PREPARATION AND STATEMENT OF COMPLIANCE

These condensed interim financial statements were prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”), including IAS 34, Interim Financial Reporting.

These financial statements were prepared on a going concern basis, under the historical cost convention. The preparation of financial statements in accordance with IFRS requires the use of certain critical accounting estimates. It also requires management to exercise judgment in applying the Company’s accounting policies.

The Company’s board of directors approved these financial statements on February 6, 2013.

3.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The condensed interim financial statements should be read in conjunction with the annual financial statements for the years ended March 31, 2011 and 2010, which have been prepared in accordance with IFRS as issued by the IASB.

The Company’s significant accounting policies are consistent with those set out in Note 3 to the financial statements for the years ended March 31, 2011 and 2010.

4.           FUTURE CHANGES IN ACCOUNTING POLICIES

Standards issued but not yet effective up to the date of issuance of the Company’s financial statements are listed below. The Company intends to adopt those standards when they become effective.

IFRS 9 - Financial Instruments

IFRS 9, Financial Instruments (“IFRS 9”) was issued by the IASB on November 12, 2009 and will replace IAS 39, "Financial Instruments: Recognition and Measurement" (“IAS 39”). IFRS 9 replaces the multiple rules in IAS 39 with a single approach to determine whether a financial asset is measured at amortized cost or fair value and a new mixed measurement model for debt instruments having only two categories: amortized cost and fair value. The approach in IFRS 9 is based on how an entity manages its financial instruments in the context of its business model and the contractual cash flow characteristics of the financial assets. The new standard also requires a single impairment method to be used, replacing the multiple impairment methods in IAS 39. IFRS 9 is effective for annual periods beginning on or after January 1, 2015, with early adoption permitted. The Company is currently assessing the impact of IFRS 9 on its results of operations and financial position.

TRIBUTE PHARMA CANADA INC.

NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS

(Unaudited)
(Expressed in Canadian dollars)
September 30, 2011

4.           FUTURE CHANGES IN ACCOUNTING POLICIES (Continued…)

IFRS - 10 Consolidated Financial Statements

IFRS 10 Consolidated Financial Statements (“IFRS 10”) provides a single model to be applied in the control analysis for all investees, including entities that currently are special purpose entities in the scope of SIC 12. In addition, the consolidation procedures are carried forward substantially unmodified from IAS 27 Consolidated and Separate Financial Statements. The Company has not yet determined the impact of IFRS 10 on its financial statements.

IFRS 11 - Joint Arrangements

IFRS 11 Joint Arrangements (“IFRS 11”) replaces the guidance in IAS 31 Interests in Joint Ventures . Under IFRS 11, joint arrangements are classified as either joint operations or joint ventures. IFRS 11 essentially carves out of previous jointly controlled entities, those arrangements which although structured through a separate vehicle, such separation is ineffective and the parties to the arrangement have rights to the assets and obligations for the liabilities and are accounted for as joint operations in a fashion consistent with jointly controlled assets/operations under IAS 31. In addition, under IFRS 11 joint ventures are stripped of the free choice of equity accounting or proportionate consolidation; these entities must now use the equity method.

Upon application of IFRS 11, entities which had previously accounted for joint ventures using proportionate consolidation shall collapse the proportionately consolidated net asset value (including any allocation of goodwill) into a single investment balance at the beginning of the earliest period presented. The investment’s opening balance is tested for impairment in accordance with IAS 28 Investments in Associates and IAS 36 Impairment of Assets. Any impairment losses are recognized as an adjustment to opening retained earnings at the beginning of the earliest period presented. The Company intends to adopt IFRS 11 in its financial statements for the annual period beginning on April 1, 2012. The Company has not yet determined the impact of IFRS 11on its financial statements.

IFRS 13 – Fair Value Measurement

IFRS 13, Fair Value Measurement (“IFRS 13”) was issued by the IASB on May 12, 2011. The new standard converges IFRS and US GAAP on how to measure fair value and the related fair value disclosures. The new standard creates a single source of guidance for fair value measurements, where fair value is required or permitted under IFRS, by not changing how fair value is used but how it is measured. The focus will be on an exit price. IFRS 13 is effective for annual periods beginning on or after January 1, 2013, with early adoption permitted. The Company is currently assessing the impact of IFRS 13 on its results of operations and financial position.

IAS 1 – Presentation of Financial Statements

IAS 1, Presentation of Financial Statements (“IAS 1”) amendment, issued by the IASB in June 2011, requires an entity to group items presented in the Statement of Comprehensive Income on the basis of whether they may be reclassified to earnings subsequent to initial recognition. For those items presented before taxes, the Amendments to IAS 1 also require that the taxes related to the two separate groups be presented separately. The amendments are effective for annual periods beginning on or after July 1, 2012, with earlier adoption permitted. The Company is assessing the impact of IAS 1 on its financial statements.

TRIBUTE PHARMA CANADA INC.

NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS

(Unaudited)
(Expressed in Canadian dollars)
September 30, 2011

5.           DUE FROM RELATED COMPANIES

Amounts due from related companies are non-interest bearing with no fixed terms of repayment and are unsecured. The companies are related by common ownership.

6.           OPERATING LINE OF CREDIT

The company has access to an operating line of credit to a maximum of $500,000. The operating line of credit bears interest at the Royal Bank of Canada prime rate plus 1% and is due on demand. The operating line of credit is secured by a general security agreement and the personal guarantee of directors.

7.           RELATED PARTY TRANSACTIONS

During the period ended September 30, 2011, the Company sub-leased premises from a company related by common ownership for total consideration of $15,476 (2010 - $14,970).

The Company was charged management fees by two related companies as follows:

Tribute Pharmaceuticals Ltd	$88,847 (2010 - $90,000). - related by common ownership.
Elora Financial Management Inc.	$28,975 (2010 - $150,000). - related by common ownership.

Compensation of key management personnel of the Company

The remuneration of directors and other key management personnel during the period was as follows:

	2011	2010

Short-term compensation (i)	$117,822	$240,000
Other long-term benefits	-	-
	$117,822	$240,000

(i) Short-term compensation includes salaries, bonuses and allowances, employment benefits and directors’ fees.

In accordance with IAS 24, key management personnel are those persons having authority and responsibility for planning, directing and controlling the activities of the Company directly or indirectly, including any directors (executive and non-executive) of the Company.

TRIBUTE PHARMA CANADA INC.

NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS

(Unaudited)
(Expressed in Canadian dollars)
September 30, 2011

8.           COMMITMENTS AND CONTINGENCIES License Agreements

On June 30, 2008, Tribute signed a Sales, Marketing and Distribution Agreement with Actavis Group PTC ehf (“Actavis”) to perform certain sales, marketing, distribution, finance and other general management services in Canada in connection with the importation, marketing, sales and distribution of Bezalip® SR and Soriatane® (the “Products”). On January 1, 2010, a first amendment was signed with Actavis to grant Tribute the right and obligation to more actively market and promote the Products in Canada. On March 31, 2011, a second amendment was signed with Actavis that extended the term of the agreement, modified the terms of the agreement and increased Tribute’s responsibilities to include the day-to-day management of regulatory affairs, pharmacovigilance and medical information relating to the Products. Tribute pays Actavis a sales and distribution fee up to an annual base-line net sales forecast plus an incremental fee for incremental net sales above the base-line. Tribute has agreed to a marketing budget for the first three years of not less than $3,750,000.

Returned Expired Product

The company has a product returns policy that allows customers to return pharmaceutical products that have expired, for full credit, provided the expired pharmaceuticals are returned within a 12 month period after the expiry of the pharmaceutical. The Company's credit recognition policy for returns is to record the customer credit in the month in which the pharmaceutical product is returned. The Company records sales to wholesale pharmaceutical distributors and national and regional retail chains net of allowances for product returns, rebates and discounts. The Company is required to make significant judgments and estimates in determining some of these allowances. If actual results differ from its estimates, the Company will be required to make adjustments to these allowances in the future.

Sales returns booked in the accounts for the current period amounted to $163,561 (2010 - $42,485).

9.           SIGNIFICANT CUSTOMERS

During the year ended March 31, 2011, the Company had two significant customers that represented 62% of total gross revenues (2010 – two significant customers that represent 63% of total gross revenues).

10.         FINANCIAL RISK FACTORS

The Company's risk exposures and the impact on the Company's financial instruments are summarized below:

Credit risk

Credit risk is the risk of financial loss to the Company if a customer fails to meet its contractual obligations. This risk arises from the Company’s accounts receivable. The carrying amount of this financial asset represents the maximum credit exposure. The Company is engaged in the sale of pharmaceutical products, typically to a small number of major customers, although the composition of this group of customers has changed from year to year. The Company performs ongoing credit evaluation of its customers' financial condition and, generally, requires no collateral.

TRIBUTE PHARMA CANADA INC.

NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS

(Unaudited)
 (Expressed in Canadian dollars)
September 30, 2011

10.         FINANCIAL RISK FACTORS (Continued...)

Credit risk (Continued...)

To minimize the risk related to accounts receivable, the Company has adopted a credit policy under which each new customer is analyzed individually for creditworthiness before the Company’s standard payment terms and conditions are offered. The Company’s exposure to credit risk with its customers is influenced mainly by the individual characteristics of each customer. When available, the Company reviews credit bureau ratings and financial information for each new customer. The majority of the Company’s customers have been long-standing customers the Company has not suffered any losses from bad debts in the past.

Concentration Risk

The Company's cash are maintained with major Canadian banking institutions. Deposits held with these banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and, therefore, bear minimum risk.

As at September 30, 2011, the Company had three customers which made up 74% of the outstanding accounts receivable, in comparison to two customers which made up 72.7% at March 31, 2011. For the periods ended September 30, 2011 and 2010, all outstanding accounts receivables were related to product sales.

Liquidity risk

The Company's approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet current liabilities when due. As at September 30, 2011, the Company had a cash balance of ($16,794) (March 31, 2011 - $359,336) and accounts receivable of $566,949 (March 31, 2011 - $657,846) to settle current liabilities of $1,606,505 (March 31, 2011 - $1,339,940) . All of the Company's accounts payable and accrued liabilities have contractual maturities of less than 30 days and are subject to normal trade terms.

Fair value of financial instruments

The fair values of the financial assets and financial liabilities are determined as follows:

(i) For cash, accounts receivable, accounts payable and accrued liabilities, carrying amounts approximate fair value due to their short-term maturities;

11.         CAPITAL MANAGEMENT

Capital is defined as share capital. The Company's objectives when managing capital are to maintain an appropriate balance between holding a sufficient amount of capital to support its operations as a going concern, and providing shareholders with a prudent amount of leverage, as and when required, to enhance returns.

TRIBUTE PHARMA CANADA INC.

NOTES TO THE CONDENSED INTERIM FINANCIAL STATEMENTS

(Unaudited)
(Expressed in Canadian dollars)
September 30, 2011

12.         SUBSEQUENT EVENTS

(i)          Acquisition of the Company by Tribute Pharmaceuticals Canada Inc. (formerly Stellar Pharmaceuticals Inc.)

On December 1, 2011, the Company and a related corporation, Tribute Pharmaceuticals Canada Ltd. were acquired by Stellar Pharmaceuticals Inc. (“Stellar”) which subsequently changed its name to Tribute Pharmaceuticals Canada Inc. effective January 1, 2013, a Canadian-based specialty pharmaceutical company. The Companies' shareholders were paid 13,000,000 common shares of Stellar and $1,000,000 in cash consideration, with an additional $500,000 ($40,000 paid, $460,000 currently owing) in cash consideration payable to the Company’s shareholders on December 1, 2012. Upon approval by Health Canada for the marketing and sale of Cambia, the Companies’ shareholders were also entitled to an additional 2,000,000 common shares of Stellar (issued).

(ii)         Amalgamation

Effective October 1, 2012, the Company and a related corporation, Tribute Pharma Canada Inc. amalgamated with Stellar Pharmaceuticals Inc. (“Stellar”) which subsequently changed its name to Tribute Pharmaceuticals Canada Inc. effective January 1, 2013. The amalgamation was completed in order to minimize group tax liabilities and simplify the Company’s structure.